Earn-out Consideration	12 Months Ended
Dec. 31, 2016
Earnout Consideration [Abstract]
EARN-OUT CONSIDERATION
NOTE 6:	EARN-OUT CONSIDERATION

The earn-out consideration is based on revenues recognized for each of the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015, the period for determining the fair value of the earn-out consideration has ended, and the value as of said date represents the remaining actual undiscounted cash-flow that is expected from the liability. During 2015 and 2014 the Company made a payment of $457 and $351, respectively, on account of the earn-out. No payments were made in 2016.

During 2015 and 2014 the fair value of the liability was reduced by $75 and $744 respectively. No change in the fair value occurred during 2016.

Subsequent to the reporting period, the Company received a ruling in the arbitral proceedings that where held with the former eleven shareholders regarding earn-out consideration of the eleven acquisition (refer to Note 7 for further details on the arbitral proceedings). Pursuant to the ruling, the earn-out consideration balance has been increased to reflect additional legal expenses and interest expenses covering the period up to December 31, 2016 in a total amount of $774. These additional expenses are reflected in the consolidated statements of operations under adjustment to earn-out consideration.